UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): June 30, 2006

                            EMCLAIRE FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)


   Pennsylvania                    000-18464                    25-1606091
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  (State or other                 (Commission                  (IRS Employer
  jurisdiction of                 File Number)              Identification No.)
   incorporation)


              612 Main Street, Emlenton, PA                16373
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         (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (724) 867-2311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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                            EMCLAIRE FINANCIAL CORP.
                           CURRENT REPORT ON FORM 8-K

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Effective June 30, 2006, Shelly L. Rhodes resigned as Treasurer of Emclaire Financial Corp. (the "Corporation"). Ms. Rhodes' duties and responsibilities will be assumed by William C. March, the Corporation's Executive Vice President.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  EMCLAIRE FINANCIAL CORP.




Date: July 6, 2006                /s/ David L. Cox
                                  ----------------------------
                                  Name:    David L. Cox
                                  Title:   President and Chief Executive Officer